Exhibit 99.2

This Statement on Form 3 is filed by: (i) Athene Annuity and Life Company; (ii) Athene Annuity & Life Assurance Company; (iii) Athene USA Corporation; (iv) Athene Life Re Ltd.; (v) Athene Holding Ltd.; (vi) Apollo Insurance Solutions Group LP; (vii) AISG GP Ltd.; (viii) Apollo Life Asset GP, LLC; (ix) Apollo Capital Management, L.P.; (x) Apollo Capital Management GP, LLC; (xi) Apollo Management Holdings, L.P.; (xii) Apollo Management Holdings GP, LLC.

Name of Designated Filer: Apollo Management Holdings GP, LLC

Date of Event Requiring Statement: January 6, 2022

Issuer Name and Ticker or Trading Symbol: CION Ares Diversified Credit Fund [CADEX]

ATHENE ANNUITY AND LIFE COMPANY

By:	Apollo Insurance Solutions Group LP,
its investment adviser

	By:	AISG GP Ltd.,
its general partner

		By:	/s/ Angelo Lombardo
Angelo Lombardo
Authorized Signatory

ATHENE ANNUITY & LIFE ASSURANCE COMPANY

By:	Apollo Insurance Solutions Group LP,
its investment adviser

	By:	AISG GP Ltd.,
its general partner

		By:	/s/ Angelo Lombardo
Angelo Lombardo
Authorized Signatory

ATHENE USA CORPORATION

By:	Apollo Insurance Solutions Group LP,
its investment adviser

	By:		AISG GP Ltd.,
its general partner

		By:	/s/ Angelo Lombardo
Angelo Lombardo
Authorized Signatory

ATHENE HOLDING LTD.

By:	Apollo Insurance Solutions Group LP,
its investment adviser

	By:		AISG GP Ltd.,
its general partner

	By:		/s/ Angelo Lombardo
Angelo Lombardo
Authorized Signatory

APOLLO INSURANCE SOLUTIONS GROUP LP

By:	AISG GP Ltd.,
its general partner

	By:	/s/ Angelo Lombardo
Angelo Lombardo
Authorized Signatory

AISG GP LTD.

By:	/s/ Angelo Lombardo
Angelo Lombardo
Authorized Signatory

APOLLO LIFE ASSET, L.P.

By:	Apollo Life Asset GP, LLC,
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO LIFE ASSET GP, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

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